SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                             Steelton Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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



                       [STEELTON BANCORP, INC. LETTERHEAD]







March 20, 2002


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Steelton Bancorp, Inc. (the "Corporation"), we cordially invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania, on April 17, 2002, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Corporation has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         The Corporation has enclosed its 2001 Annual Stockholders Report. As reflected in the Annual Report, the Corporation had another successful year of operations as the only financial institution holding company headquartered and operated in Steelton, Pennsylvania.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                     Sincerely,



                                     /s/Harold E. Stremmel
                                     -------------------------------------
                                     Harold E. Stremmel
                                     President and Chief Executive Officer

--------------------------------------------------------------------------------
                             STEELTON BANCORP, INC.
                              51 SOUTH FRONT STREET
                          STEELTON, PENNSYLVANIA 17113
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Steelton Bancorp, Inc. (the "Corporation") will be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania, on Wednesday, April 17 , 2002, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of Steelton Bancorp, Inc.; and

         2. The ratification of the appointment of Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2002.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Corporation has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on February 28, 2002, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/Victor J. Segina
                                     -------------------
                                     Victor J. Segina
                                     Secretary
Steelton, Pennsylvania
March 20, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             STEELTON BANCORP, INC.
                              51 SOUTH FRONT STREET
                          STEELTON, PENNSYLVANIA 17113
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2002

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Steelton Bancorp, Inc. (the
"Corporation") to be used at the Annual Meeting of Stockholders of the Corporation which will be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania on April 17, 2002, at 10:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 20, 2002. The Corporation is the parent company of Mechanics Savings Bank (the "Bank"). The Corporation was formed as a corporation chartered under the laws of the Commonwealth of Pennsylvania at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on July 8, 1999.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors of the Corporation, and (ii) the ratification of the appointment of Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2002.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for director as set forth herein, and "FOR" the ratification of Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2002. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on February 28, 2002 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Corporation had 300,290 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Corporation ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Corporation or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Corporation's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                               Percent of Shares
                                          Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner      Beneficial Ownership     Outstanding
------------------------------------      --------------------     -----------

Mechanics Savings Bank Employee Stock
Ownership Plan ("ESOP")                         33,957(1)             11.3%
51 South Front Street
Steelton, Pennsylvania

James S. Nelson
51 South Front Street                           23,261(2)              7.7%
Steelton, Pennsylvania 17113

Harold E. Stremmel
51 South Front Street                           17,183(3)              5.7%
Steelton, Pennsylvania 17113

All directors and executive officers of
the  Corporation as a group (8 persons)         86,581(4)             28.8%

-----------------------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 6,792 shares have been allocated to ESOP participants.
(2)  Includes 3,396 shares that may be acquired pursuant to exercisable options.
(3)  Includes 4,244 shares that may be acquired pursuant to exercisable options.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 9,332 shares that may be acquired pursuant to exercisable options. Excludes 27,165 unallocated shares held by the ESOP over which the non-employee directors of the Corporation exercise sole voting power. The Board of Directors appointed a committee consisting of Directors Falcone, Farina, Segina, Stone and Wiedeman to serve as the ESOP Plan Committee (the "ESOP Committee"). The ESOP Committee directs the vote of unallocated shares and shares for which timely voting directions are not received. Also excludes 13,588 shares held by the RSP over which certain directors, as RSP trustees, exercise sole voting power. Such individuals disclaim beneficial ownership with respect to shares held by the ESOP and the RSP.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Corporation. The Corporation is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the best of the Corporation's knowledge, all section 16(a) filing requirements applicable to its officers and directors were complied with during the 2001 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting, each to serve for a four-year term or until his successor has been elected and qualified.

         Harold E. Stremmel and Joseph A. Wiedeman have been nominated by the Board of Directors to serve as directors. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by both nominees and for each other director of the Corporation who will continue to serve as a director after the Meeting.


                                                                                     Shares of
                                       Age at          Year First      Current     Common Stock     Percent
                                    December 31,       Elected or      Term to     Beneficially       of
Name                                    2001          Appointed(1)      Expire       Owned (2)       Class
----                                    ----          ------------      ------       ---------       -----

Board Nominees for Term to Expire in 2006

Harold E. Stremmel                       67               1991           2002         17,183(4)      5.7%
Joseph A. Wiedeman                       62               1979           2002         12,204(3)      4.1%

                               THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES
                                            BE REELECTED AS DIRECTORS

Directors Continuing in Office

James S. Nelson                          53               1994           2003         23,261(5)      7.7%
James F. Stone                           73               1970           2004         12,204(3)      4.1%
Victor J. Segina                         74               1980           2004         12,204(3)      4.1%
Marino Falcone                           82               1961           2005          4,396(3)      1.4%
Richard E. Farina                        70               1966           2005          1,730(3)      --*


------------------------
* Less than 1%.
(1)      Refers to the year the individual first became a director of the Bank.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(footnotes continue on next page)

(3)      Includes 848 shares subject to exercisable options.
         Excludes 27,165 unallocated shares of Common Stock held under the ESOP over which such individual, an ESOP Trustee, exercises sole voting power. Also excludes 13,588 shares of Common Stock held by the RSP over which such individual, as an RSP trustee, exercises sole voting power. Such individual disclaims beneficial ownership with respect to ESOP and RSP shares.
(4)      Includes 4,244 shares subject to exercisable options.
(5)      Includes 3,396 shares subject to exercisable options.

Biographical Information

         Directors and Executive Officers of the Corporation. Set forth below is the business experience for the past five years of each of the directors and executive officers of the Corporation. All directors of the Bank in February 1999 became directors of the Corporation at that time.

         Harold E. Stremmel serves as the President and Chief Executive Officer and has been a member of the Board of Directors since 1991. Mr. Stremmel has been Chief Executive Officer of the Bank since 1987. He is the past president and treasurer of the Harrisburg East Shore Kiwanis Club and was previously the treasurer of the New Steelton Association.

         Joseph A. Wiedeman serves as Treasurer and has been a member of the Board of Directors since 1979. Since 1974, Mr. Wiedeman has been a majority stockholder of Wiedeman & Douty, P.C., Certified Public Accountants, an accounting firm located in Steelton, Pennsylvania.

         James S. Nelson serves as the Executive Vice President of the Corporation and has been a member of the Board of Directors since 1994. Mr. Nelson is also Executive Vice President and Chief Lending Officer of the Bank and has been employed by the Bank since 1987.

         James F. Stone has been a member of the Board of Directors since 1970. He has been retired since 1992. Mr. Stone was previously the owner of Stone Funeral Home in Steelton, Pennsylvania.

         Victor J. Segina has been a member of the Board of Directors since 1980 and also serves as Secretary. Mr. Segina retired in 1998. He was previously the owner of an architectural firm located in Harrisburg, Pennsylvania. Mr. Segina serves on the Building Commission of the Harrisburg Catholic Diocese.

         Marino Falcone has been a member of the Board of Directors since 1961 and has been Chairman of the Board since 1987. He has been retired since 1986. Mr. Falcone was previously the owner of Steelton Coal and Oil Company in Steelton, Pennsylvania.

         Richard E. Farina has been a member of the Board of Directors since 1966. Since 1994, Mr. Farina has been retired. He was previously a branch manager for the Pennsylvania Insurance Company in Harrisburg, Pennsylvania.

         Shannon Aylesworth serves as Chief Financial Officer of the Corporation. She has been Chief Financial Officer of the Bank since 1996 and a Vice President of the Bank since January, 1999. Ms. Aylesworth has been employed by the Bank since 1990.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2001, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during the year ended December 31, 2001.

         Nominating Committee. The entire Board of Directors serves as a Nominating Committee to select persons to be nominated to serve as directors of the Corporation and met one time in such capacity during the year ended December 31, 2001. The Nominating Committee is not required to consider nominees recommended by stockholders of the Corporation.

         Compensation Committee. The Corporation has no full time employees and relies on the employees of the Bank for the limited services required by the Corporation. All compensation paid to executive officers of the Corporation is paid by the Bank. For these reasons, the Corporation does not have a compensation committee. The entire Board of Directors of the Bank serves the function of a compensation committee and met one time in such capacity during the year ended December 31, 2001.

         Audit Committee. The Audit Committee consists of Directors Wiedeman, Stone and Segina and Ms. Barbara Coates, an officer of the Bank. All members of the Audit Committee other than Ms. Coates are independent under the rules of the Nasdaq stock market. As the Corporation's stock is traded on the OTC Electronic Bulletin Board, the Corporation is not required to and has not adopted a written charter for the Audit Committee. The Audit Committee meets quarterly and meets with the Corporation's independent auditor to review the results of the annual audit and other related matters. The Audit Committee met four times during the year ended December 31, 2001. The Board of Directors as a whole approved the inclusion of the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

         Report of the Audit Committee. The Audit Committee is scheduled to meet to do all of the following for the fiscal year ended December 31, 2001: (i) review and discuss the Corporation's audited financial statements with management, (ii) discuss with the Corporation's independent auditor, Beard Miller Company LLP, all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) receive from Beard disclosures regarding Beard's independence as required by Independence Standards Board Standard No. 1 and discuss with Beard its independence. Such matters will be completed prior to the date of the Meeting.

         Audit Committee:

         Joseph  A.  Wiedeman,     James  F.   Stone,   Victor  J.  Segina   and
         Barbara G. Coates

         Principal Accounting Firm Fees

         Audit Fees. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $39,286.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by Beard Miller Company LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001. All Other Fees. The aggregate fees billed by Beard Miller Company LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2001 were $6,200.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Certain Relationships and Related Transactions

         The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Share loans and consumer loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. The Bank offers mortgage loans to full-time employees for the purchase or refinance of a permanent residence on special terms and conditions including waiver of appraisal and credit report fees and a one percent reduction in service charges and interest rate. If the employee is terminated, or the residence is no longer owner-occupied, the one percent reduction is eliminated.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. The Corporation does not presently compensate its directors for membership on the Board of Directors. Each director of the Corporation is also a director of the Bank. During 2001, each director was paid a fee of $6,000. The chairman of the board, the secretary, and the treasurer receive an additional yearly fee of $2,925, $2,925, and $2,085, respectively. Directors do not receive compensation for attending committee meetings. The total fees paid to the directors for the year ended December 31, 2001 were approximately $49,435.

         Stock Awards. In fiscal year ended December 31, 2000, each non-employee director was awarded 2,122 options to purchase shares of Common Stock at an exercise price of $8.33 per share under the Option Plan and 841 shares of Common Stock under the RSP, as adjusted for the stock dividends distributed by the Corporation. Stockholders of the Corporation approved these awards at a special meeting of stockholders held February 3, 2000. These awards vest at the rate of 20% on the one year anniversary of the date of stockholder approval, and 20% annually thereafter.

Executive Compensation

         General. The Corporation has no full time employees and relies on the employees of the Bank for the limited services required by the Corporation. All compensation paid to officers of the Corporation is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Corporation's President and Chief Executive Officer. No executive officer received a total annual salary and bonus in excess of $100,000 for the fiscal years ended December 31, 2000 or 2001.


                                      Annual Compensation                Long Term Compensation    All Other Compensation
                         --------------------------------------------    -----------------------   ----------------------
                                                                        Restricted     Securities
Name and                 Fiscal                        Other Annual       Stock       Underlying
Principal Position       Year    Salary       Bonus   Compensation(1)     Award         Options
------------------       ----    ------       -----   ---------------   ----------    -----------

Harold E. Stremmel,       2001   $66,773    $   --         $6,263        $   --           --             $10,304(4)
President and CEO         2000   $62,702    $   --         $6,215        $35,382(2)   10,611(3)          $ 8,236(5)
                          1999   $60,300    $   --         $6,000        $   --           --             $ 2,309(6)

-----------------------------------
(1)  Includes directors fees.
(2) Represents the award of 4,244 shares of Common Stock under the RSP, as adjusted for the stock dividends distributed by the Corporation, based upon the last reported sales price for the Common Stock as reported on the OTC Electronic Bulletin Board on February 3, 2000, the date of the award. This award vests at the rate of 20% per year, beginning on the first anniversary of the date of the grant. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest.
(3) Mr. Stremmel was awarded 10,611 options, as adjusted for the stock dividends distributed by the Corporation, at the exercise price of $8.33, equal to the last reported sales price for the Common Stock on February 3, 2000, the date of the award, as adjusted for the 5% stock dividends.
(4) Represents the award of 538 shares under the ESOP as of June 30, 2000 based upon the last reported sales price of the Common Stock on the date of the award. Also includes the Bank's contribution to Mr. Stremmel's account under a 401(k) Plan of $2,381 during 2000.
(5) Represents the award of 549 shares under the ESOP as of June 30, 2001 based upon the last reported sales price of the Common Stock on the date of the award. Also includes the Bank's contribution to Mr. Stremmel's account under a 401(k) Plan of $2,372 during 2001.
(6) Represents Bank's contribution to Mr. Stremmel's account under a 401(k) Plan of $2,039 during 1999.

         Stock Awards. The following table set forth information concerning options granted to Mr. Stremmel.


                             Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                             ------------------------------------------------------------------------

                                                                                               Value of
                                                              Number of Options          In-the-Money Options
                        Shares Acquired       Value        at Fiscal Year-End (#)         at Fiscal Year-End ($)
Name                     on Exercise(#)    Realized ($)   Exercisable/Unexercisable    Exercisable/Unexercisable(1)
----                     --------------    ------------   -------------------------   -----------------------------

Harold E. Stremmel             --              $ --              4,244/6,367               $43,161 /$64,752

----------------------------
(1) Based upon the difference between the option exercise price of $8.33 and the last reported sales price of the Common Stock of $18.50 per share as of December 31, 2001, as reported on the OTC Bulletin Board.


         Employment  Agreements.   The  Bank  has  entered  into  an  employment
agreement with its President and Chief Executive Officer, Harold E. Stremmel. Mr. Stremmel's current base salary under the employment agreement is $67,677. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If Mr. Stremmel is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than 1 year. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Corporation, Mr. Stremmel will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If a payment had been made under the agreement as of December 31, 2001, the payment would have equaled approximately

$186,020. The aggregate payment that would have been made to Mr. Stremmel would be an expense to the Bank and would have resulted in reductions to the Bank's net income and capital. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Stremmel shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of his base salary for a period of 12 months and 65% of his base salary for the remaining term of the agreement. The payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

         In addition, two other executive officers of the Bank have entered into employment agreements with the Bank which are similar to the employment agreement with Mr. Stremmel. If change in control termination payments had been made under the employment agreements with the two other executive officers as of December 31, 2001, the payment in the aggregate would have equaled approximately $254,462.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Beard Miller Company LLP was the Corporation's independent public accountant for the 2001 fiscal year. The Board of Directors of the Corporation has appointed Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2002, subject to ratification by the Corporation's stockholders. A representative of Beard is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Beard Miller Company LLP as the Corporation's auditors for the 2002 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy materials for the annual meeting of stockholders for the fiscal year ending December 31, 2002, all stockholder proposals must be received at the Corporation's executive office at 51 South Front Street, Steelton, Pennsylvania 17113 no later than November 15, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered for inclusion in the Corporation's proxy materials.

         Under the Corporation's bylaws, stockholder proposals that are not included in the Corporation's proxy statement for the fiscal year ending December 31, 2002, will only be considered at the annual meeting to be held in 2003 if the stockholder submits notice of the proposal to the Corporation at the above address by February 17, 2003. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered at the 2003 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Corporation's annual report on Form 10-KSB for the fiscal year ended December 31, 2001 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Steelton Bancorp, Inc., 51 South Front Street, Steelton, Pennsylvania 17113.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/Victor J. Segina
                                   ---------------------
                                   Victor J. Segina
                                   Secretary


Steelton, Pennsylvania
March 20, 2002

--------------------------------------------------------------------------------
                             STEELTON BANCORP, INC.
                              51 SOUTH FRONT STREET
                          STEELTON, PENNSYLVANIA 17113
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Steelton Bancorp, Inc. (the "Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania on Wednesday, April 17, 2002, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR       WITHHELD
1.        The election as director of the nominees
          listed with terms to expire in 2006
          (except as marked to the contrary below):      [ ]        [ ]

          Harold E. Stremmel
          Joseph A. Wiedeman

INSTRUCTIONS: To withhold your vote for either nominee, write the nominee's name on the line provided below.

---------------------------------------


                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------

2.        The ratification of the appointment
          of Beard Miller Company LLP as the
          Corporation's independent auditor for the
          fiscal year ending December 31, 2002.         [ ]      [ ]      [ ]

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
                                                        ---
proposal.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Corporation of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated March 20, 2002.


                                           [ ]    Check Box if You Plan
Dated:                                            to Attend the Annual Meeting.
      -----------------------


-----------------------------               ------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-----------------------------               ------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------